UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2026

REX AMERICAN RESOURCES

CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-09097

Delaware	31-1095548
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7720 Paragon Rd.

Dayton, Ohio 45459

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 276-3931

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	REX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) REX American Resources Corporation 2026 Incentive Plan. On May 28, 2026, the shareholders of REX American Resources Corporation (the “Company”), upon recommendation of the Company’s Board of Directors, approved the REX American Resources Corporation 2026 Incentive Plan (the “2026 Plan”). The 2026 Plan is described in the Company’s Proxy Statement for its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”), and is included as Exhibit 10(a) to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Restricted Stock Award Agreement for restricted stock awards under the 2026 Plan is included as Exhibit 10(b) to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03         Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2026 Annual Meeting, the shareholders of the Company adopted an amendment (the “2026 Amendment”) to the Company’s certificate of incorporation, as amended, increasing the authorized common stock of the Company from 45,000,000 shares to 90,000,000 shares. The 2026 Amendment became effective on June 1, 2026 when it was filed with the Secretary of State of Delaware. The full text of the 2026 Amendment is included as Exhibit 3(i) to this Current Report on Form 8-K and is incorporated herein by reference.

On May 28, 2026, the Company’s Board of Directors restated the Company’s certificate of incorporation, to integrate into the certificate of incorporation all amendments (including the 2026 Amendment) then in effect and operative, as permitted by Section 245 of the Delaware General Corporation Law (as so restated, the “Restated Certificate”). The Restated Certificate did not further amend the certificate of incorporation and, therefore, no further vote of the shareholders was required. The Restated Certificate became effective on June 2, 2026 when it was filed with the Secretary of State of Delaware. The Restated Certificate is included as Exhibit 3(ii) to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07         Submission of Matters to a Vote of Security Holders.

The Company’s 2026 Annual Meeting was held on May 28, 2026, at which the following matters were submitted to a vote of shareholders. The holders of 29,310,250 shares of the Company’s Common Stock entitled to vote were present in person or by proxy at the 2026 Annual Meeting. Final voting results are shown below.

1. Election of nine directors. The shareholders elected each of the nine nominees to the Board of Directors for a one-year term by a majority of votes cast.

Nominee	For	Against	Abstain	Broker Non-Votes

Stuart A. Rose	26,871,683	830,097	30,223	1,578,247
Zafar A. Rizvi	27,288,333	413,446	30,223	1,578,248
Edward M. Kress	25,523,524	2,178,859	29,619	1,578,248
David S. Harris	24,983,116	2,714,672	34,214	1,578,248
Charles A. Elcan	25,196,864	2,504,951	30,187	1,578,248
Mervyn L. Alphonso	23,727,331	3,974,484	30,187	1,578,248
Lee I. Fisher	26,645,564	1,056,253	30,186	1,578,248
Anne C. MacMillan	27,343,386	358,430	30,186	1,578,248
Cheryl L. Bustos	25,679,560	2,022,171	30,271	1,578,248

2. Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes

26,834,576	854,974	42,452	1,578,248

3. Adoption of the 2026 Amendment:

For	Against	Abstain	Broker Non-Votes

28,891,318	384,868	34,063	N/A

4. Approval of the 2026 Plan:

For	Against	Abstain	Broker Non-Votes

27,270,159	421,250	40,594	1,578,247

5. Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027:

For	Against	Abstain	Broker Non-Votes

29,137,918	116,788	55,543	N/A

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

3(i)	Amendment to Certificate of Incorporation, as amended, of REX American Resources Corporation*

3(ii)	Restated Certificate of Incorporation of REX American Resources Corporation*

10(a)	REX American Resources Corporation 2026 Incentive Plan*

10(b)	Form of Restricted Stock Award Agreement under the REX American Resources 2026 Incentive Plan*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REX AMERICAN RESOURCES CORPORATION

Date: June 3, 2026	By:	/s/ Douglas L. Bruggeman
Name: Douglas L. Bruggeman
Title: Vice President-Finance, Chief Financial Officer and Treasurer
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